UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

Nebraska Book Company, Inc.
(Exact name of registrant as specified in its charter)

Kansas	333-48221	47-0549819
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 South 19th Street Lincoln, NE	68501-0529
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 421-7300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective as of February 3, 2009, Nebraska Book Company, Inc. (“Nebraska Book”), amended its Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, the Second Amendment thereto, dated as of October 20, 2004, the Third Amendment thereto, dated as of August 1, 2005, the Fourth Amendment thereto, dated as of April 26, 2006, and the Fifth Amendment thereto, dated as of March 30, 2007 (the “Credit Agreement”), among Nebraska Book, NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as co-documentation agents, to, among other things, (i) extend the maturity date of its Revolving Credit Facility from March 4, 2009 to May 31, 2010 (the “Credit Facility”), (ii) decrease the maximum borrowing capacity under the Credit Facility to $65 million, and (iii) amend certain definitions and financial covenants under the Senior Credit Facility (the “Sixth Amendment”).

The foregoing description of the Credit Agreement and the Sixth Amendment is qualified in its entirety by reference to the full text of the Credit Agreement and the Sixth Amendment filed as an exhibit hereto.

There is no material non-banking relationship between the Registrant or its affiliates and any of the other parties to the Credit Agreement.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information included in Item 1.01 above regarding the Credit Agreement and the Sixth Amendment thereto is incorporated by reference into this Item 2.03.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

10.1	Sixth Amendment, dated as of February 3, 2009, to the Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, the Second Amendment thereto, dated as of October 20, 2004, the Third Amendment thereto, dated as of August 1, 2005, the Fourth Amendment thereto, dated as of April 26, 2006, and the Fifth Amendment thereto, dated as of March 30, 2007, among Nebraska Book Company, Inc., NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as co-documentation agents.

SAFE HARBOR REGARDING FORWARD LOOKING STATEMENTS.

This Form 8-K (including the Exhibits hereto) contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements do not constitute guarantees of future performance. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. More information about potential factors that could affect Nebraska Book’s business and financial results are included in Nebraska Book’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, which are on file with the Securities and Exchange Commission and available at the Security and Exchange Commission’s website at http://www.sec.gov. Nebraska Book assumes no obligation to update any forward-looking information contained in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEBRASKA BOOK COMPANY, INC.

Date: February 4, 2009

/s/ Alan G. Siemek
Alan G. Siemek
Chief Financial Officer, Senior Vice President of Finance and Administration, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Sixth Amendment, dated as of February 3, 2009, to the Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, the Second Amendment thereto, dated as of October 20, 2004, the Third Amendment thereto, dated as of August 1, 2005, the Fourth Amendment thereto, dated as of April 26, 2006, and the Fifth Amendment thereto, dated as of March 30, 2007, among Nebraska Book Company, Inc., NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as co-documentation agents.